The following table presents the following table presents the total amount of share-based compensation granted as of December 31,2021 and 2020 and the related expenses and provision for taxes as of December 31, 2021, 2020 and 2019. (Details) - USD ($)
$ in Thousands
12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Share-based payments granted, net of shares withheld for employee taxes	$ 139,025	$ 40,861	$ 18,511
Share-based compensation expenses	225,445	56,273	4,968
Liability provision for taxes presented as salaries, allowances and social security contributions	$ 61,772	$ 10,334	$ 4,968